Exhibit 10.1

天津滨海世盛商贸集团有限公司

与

合众（天津）国际发展有限公司

关于

天津众合汽车销售服务有限公司100%股权

的

股权转让协议

Agreement on Equity transfer

between

Tianjin Binhai Shisheng Business Trading Group Co., Ltd.

and

Hezhong (Tianjin) International Development Co., Ltd.

with respect to transfer of 100% equity in Tianjin Zhonghe Automobile Sales Service Co., Ltd.

2013  中国  天津

2013  Tianjin, China

股权转让协议

Agreement on Equity Transfer

本股权转让协议由以下两方于2013年11月30日在中国天津市签署：

On the 30th November, 2013 In Tianjin China, this equity transfer agreement is entered into by and between the following two parties:

甲方：天津滨海世盛商贸集团有限公司，作为股权受让方，工商注册号为120000000000542，注册地址为天津开发区腾飞路9号11门102室，法定代表人为程卫红

Party A: Tianjin Binhai Shisheng Business Trading Group Co., Ltd. (the Transferee), Industrial & Commercial Administration (ICA) Registration No. 120000000000542, Registered Address: Room 102, Gate 11, 9 Tengfei Road, Tianjin Economic-Technological Development Area; Legal Representative: Cheng Weihong

乙方：合众（天津）国际发展有限公司，作为股权转让方，工商注册号为120000400018265，注册地址为天津港保税区海滨六路78号B-414室，法定代表人为周小光

Party B: Hezhong (Tianjin) International Development Co., Ltd. (the Transferor); ICA Registration No. 120000400018265; Registered Address: Room B-414, 78 Haibin 6th Road, Tianjin Port Free Trade Zone; Legal Representative: Zhou Xiaoguang

鉴于：

Whereas:

1、天津众合汽车销售服务有限公司（以下简称“目标公司”）是一家依照中华人民共和国法律于2010年9月19日在中国天津市空港经济区注册的有限责任公司，公司注册号为120192000068407，注册地址为天津空港经济区环河西路8号，法定代表人为周小光。目标公司备案营业范围包括：汽车（不含小轿车）的销售；汽车展示服务；仓储服务；网络信息咨询服务；国际贸易及相关咨询服务；自有展厅出租；汽车装俱、办公用品、日用百货的销售；国际货运代理服务（海、陆、空运）；财产损失保险、短期健康保险和意外伤害保险、责任保险；代办车务手续；从事广告业务经营。

1. Tianjin Zhonghe Automobile Sales Service Co., Ltd. (hereinafter referred to as “Target Company”) is a limited liability company registered at Tianjin Airport Economic Area of China on September 19th, 2010 in accordance with the law of the People’s Republic of China; Registration No. 120192000068407; Registered Address: 8 Huanhe West Road, Tianjin Airport Economic Area; Legal Representative: Zhou Xiaoguang. Registered business scope of Target Company: sales of automobiles (excluding sedans); automobile exhibition services; warehousing services; network information consulting services; international trading and relevant consulting services; self-owned exhibition hall leases; sales of automobile fittings, office supplies and daily provisions; international freight forwarding services (sea, land, air); property loss insurance, short-term health insurance and accident injury insurance, responsibility insurance; automobile service procedures agency; advertising operations.

2、目标公司是坐落于天津市空港经济区环河西路8号空港国际车城的产权持有方及实际运营方。乙方合法拥有目标公司100%股权，并拥有对所持有目标公司股权进行处置权力。

2. The Target Company is the property owner as well as the actual operator of the airport international auto mall located at 8 Huanhe West Road of Tianjin Airport Economic Area. Party B legally owns 100% of the equity in the Target Company, and has the right to dispose of its equity in the Target Company.

3、甲方系美国纳斯达克上市企业“中国汽车物流”（CHINA AUTO LOGISTICS INC，股票代码：CALI）在中国境内的全资子公司。具有成熟的车城运营经验，同意以本协议约定的价格受让乙方持有的目标公司100%股权。

3. Party A is a wholly-owned subsidiary of CHINA AUTO LOGISTICS INC. (NASDAQ: CALI) in China, with substantial experience in the operation of an auto mall, and agrees to accept 100% of Party B’s equity in the Target Company at the price stipulated in this Agreement.

4、甲乙双方于2013年5月20日，在中国天津签署了《天津滨海世盛商贸集团有限公司与合众（天津）国际发展有限公司关于天津众合汽车销售服务有限公司100%股权的收购意向书》。现该意向书约定事项已得以切实履行，乙方同意以本协议约定的价格转让所持有的目标公司100%股权；甲方同意以本协议约定的价格受让乙方转让的目标公司100%股权。

4. On 20th May, 2013, Party A and Party B entered into a Letter of Intent of Tianjin Binhai Shisheng Business Trading Group Co., Ltd. and Hezhong (Tianjin) International Development Co., Ltd. on Acquisition of 100% Stake in Tianjin Zhonghe Automobile Sales Service Co., Ltd. (the “LOI”) in Tianjin China. The matters agreed to in the LOI have been practically fulfilled, and Party B agrees to transfer 100% of its equity in the Target Company at a price stipulated herein; Party A agrees to accept 100% of Party B’s equity in the Target Company at the stipulated price.

依据《中华人民共和国民法通则》、《中华人民共和国公司法》、《中华人民共和国合同法》及相关法律、法规和政策文件的规定，双方经友好协商，就甲方受让乙方所持目标公司100%的股权事宜达成本协议，以兹共同遵照执行。

The two parties, upon amicable consultation, conclude and enter into the terms and conditions as set forth below for joint compliance and execution regarding Party A’s acceptance of 100% of Party B’s equity in the Target Company, in accordance with the General Principles of the Civil Law of the People’s Republic of China, the Company Law of the People’s Republic of China, the Contract Law of the People’s Republic of China and relevant laws, regulations and policy documents.

第一条   股权转让

    Article 1 Equity transfer

转让方将其持有的目标公司100%股权转让给受让方。本协议签署生效后，甲方将成为目标公司唯一股东；乙方不再持有目标公司股权。

The Transferor shall transfer 100% of its equity in the Target Company to the Transferee. Upon execution and effectiveness of this Agreement, Party A shall be the sole shareholder of the Target Company, and Party B shall no longer own any shares in the Target Company.

第二条   股权转让价格及支付方式

Article 2 Transfer Price and Payment

（一）甲方同意以总价559768000元人民（大写：人民币伍亿伍仟玖佰柒拾陆万捌仟元整）的价格受让乙方持有的目标公司100%的股权。

 (1) Party A agrees to accept 100% of Party B’s equity in the Target Company for a total price of RMB 559,768,000.

（二）鉴于甲方实际需求，乙方同意甲方基于上述约定价格，按照年化资金占用费6%的标准，对应付股权交易价款及其未付金额之资金占用费做出如下安排：

(2) In consideration of Party A’s request, Party B agrees to apply an annualized 6% interest rate to the payable consideration for the equity transfer, which is translated into the payment terms provided here below:

1) 本协议签署后五个工作日内，甲方向乙方支付股权交易价款中本金的240000000元整

1) Within 5 working days upon signing of this Agreement, Party A shall pay RMB 240,000,000 to Party B as part of the principal of the equity transfer price.

2、本协议签收后12个月内，甲方向乙方支付股权交易价款本金中的100277409元，同时支付未付款积欠资金占用费；

2) Within 12 months of the signing of this Agreement, Party A shall pay RMB 100,277,409 to Party B as part of the principal of the equity transfer price, and meanwhile settle the accrued expenses for using unpaid amount.

3、本协议签收后24个月内，甲方向乙方支付股权交易价款本金中的106462300元，同时支付未付款积欠资金占用费；

3) Within 24 months of the signing of this Agreement, Party A shall pay RMB 106,462,300 to Party B as part of the principal of the equity transfer price, and meanwhile settle the accrued expenses for using unpaid amount.

4、本协议签收后36个月内，甲方向乙方支付股权交易价款本金中的113028291元，同时支付未付款积欠资金占用费；

4) Within 36 months of the signing of this Agreement, Party A shall pay RMB 113,028,291 to Party B as part of the principal of the equity transfer price, and meanwhile settle the accrued expenses for using unpaid amount.

第三条  公司交割

Article 3 Delivery

甲方完成本协议第二条第二款第一项约定的股权转让价款支付当日，乙方将目标公司董事会成员变更为甲方指定人员，将目标公司法定代表人变更为甲方指定人员；同时甲、乙双方按公司管理制度办理与股权转让相关的公司的证书、 印章、印鉴、批件、财务账册及其他资料、文件的交割（以下简称“交割”）。

On the day when Party A makes the initial payment of the equity transfer price specified in Article 2(2)1), Party B shall change the board members of the Target Company with persons designated by Party A, and the legal representative thereof with a person designated by Party A; meanwhile, Party B shall transfer and deliver to Party A the certifications, stamps, seals, approvals, book accounts and other materials and documents in relation with such equity transfer in accordance with corporate management system (the “Delivery”).

第四条 实际控制权转移

Article 4 Transfer of Actual Control

完成上述交割后甲方取得目标公司实际控制权，目标公司向甲方签发股权证明并登记于公司股东名册。随后，甲乙双方应办理目标公司股权转让所需的工商变更登记手续，在此过程中各方可依照有关主管机关要求填写申请表格、签署相关文件，该等表格、文件内容如与本协议内容不一致，应以本协议约定内容为准；上述工商变更登记时点虽列后于甲方取得目标公司实际控制权的时点，但不影响甲方对目标公司实际控制权的履行。

Upon completion of the Delivery, Party A shall obtain actual control over the Target Company, and the Target Company shall issue an equity certificate to Party A, and include Party A in its register of shareholders. Subsequently, the parties shall complete the change in ICA registration required for a transfer of the Target Company’s equity, during which the two parties shall fill out the application forms and sign the relevant documents at the request of the competent authorities. The provisions of this Agreement shall govern if they are in dispute with the contents of such forms and documents. Though the time point of the above industrial and commercial registration is later than the time point of Party A’s acquisition of actual control of the Target Company, such circumstance will not affect Party A’s performance of its actual control over the Target Company.

第五条  交易费用的承担

Article 5 Transaction Fees

（一）甲、乙双方共同确认，因本协议项下股权转让依照法律法规需承担的一切税费，由乙方承担和支付，乙方应按照相关法律规定的时间向税务等相关部门缴纳。若发生税务等部门向甲方追缴的情形，甲方可在缴纳前要求乙方缴纳，或在缴纳后向乙方要求支付所缴纳的税费。

Party A and Party B jointly acknowledge that all taxes and expenses required by laws and regulations for an equity transfer under this Agreement shall be assumed and paid by Party B, and Party B shall make full payment to the relevant taxation authorities at the time stipulated by relevant laws. In the event that local authorities levy any tax up Party A, Party A may request Party B to pay such tax, or request Party B to refund taxes thus paid by Party A.

（二） 甲乙双方因本宗交易而委托其他第三方中介机构提供相关服务而发生的费用，由双方（或其控股股东方）依据各自与第三方签署的有关协议自行承担。

(2) Expenses incurred by other third party intermediaries as entrusted by Party A and Party B for supply of services for this transaction shall be assumed by both parties (or their controlling shareholders), respectively, in accordance with relevant agreements signed with such third parties.

第六条  甲方保证及承诺

Article 6 Party A’s Representations and Warranties

（一）甲方保证其为签订本协议之目的向乙方提交的各项证明文件及资料均为真实、完整的。保证有足够资金履行本协议约定的收购及付款义务。

(1) Party A represents and warrants that all certifications and materials submitted to Party B for the purpose of signing this Agreement are true and complete, and that Party A is financially sufficient to perform the acquisition and payment obligations as stipulated in this Agreement.

（二）甲方保证本协议的签署及履行，不会受到甲方自身条件的限制，也不会导致对甲方公司章程、股东会或董事会决议、判决、裁决、政府命令、法律、法规、契约的违反。

(2) Party A represents and warrants that the execution and performance of this Agreement will not be restricted by Party A’s own conditions, and will not breach Party A’s articles of association, decisions of the board of directors or shareholders, judgments, rulings, government orders, laws, regulations or contracts.

（三）甲方同意在本协议所述条件下购买乙方所持公司100%股权，并按本协议约定承担相应的责任和义务。

(3) Party A agrees to purchase 100% of Party B’s equity in the Target Company under the conditions specified in this Agreement, and to assume the corresponding responsibilities and obligations as agreed upon herein.

（四）交割后目标公司新发生的债务由交割后的目标公司或甲方承担，与乙方无关。

(4) Any debt that may be incurred by the Target Company after delivery shall be assumed by the Target Company or Party A, and shall have nothing to do with Party B.

第七条  乙方保证及承诺

Article 7 Party B’s Representations and Warranties

（一）乙方保证本协议的签署及履行，不会受到乙方自身条件的限制，也不会导致对乙方公司章程、股东会或董事会决议、判决、裁决、政府命令、法律、法规、契约的违反。

(1) Party B represents and warrants that the execution and performance of this Agreement will not be restricted by Party B’s own conditions, and will not breach Party B’s articles of association, decisions of the board of directors or shareholders, judgments, rulings, government orders, laws, regulations or contracts.

（二）乙方保证对其所持公司的100%的股权享有完全的独立权益及拥有合法、有效、完整的处分权，亦未被任何有权机构采取查封等强制性措施。若有第三方对乙方转让股权主张权利，由乙方负责予以解决。

(2) Party B represents and warrants that Party B has an absolute independent right and interest in 100% of its equity in the Target Company, and has the legal, effective and complete right to dispose thereof, and has not beensubject to any compulsory measures, such as seizure of property, by any competent authority. If any third party claims right against Party B’s equity to transfer, Party B shall be responsible for handling such claims.

（三）乙方保证，甲方取得目标公司实际控制权之前，不置换、挪用公司资产，公司资产性质不发生重大变化，且公司不从事与经营范围无关的业务。未经甲方许可，不得以目标公司名义签署任何文件、支出任何款项。

(3) Party B represents and warrants that prior to Party A’s acquisition of actual control over the Target Company, Party B will not sell or use the Target Company’s assets for other purposes, the nature of the Target Company’s assets will not be subject to substantial changes, and Party B will not engage in operations irrelevant to its business scope. Without the permission of Party A, Party B shall not execute any document or withdraw any payment in the name of the Target Company.

（四）目标公司在交割前产生的但未向甲方披露的对外借贷及担保所产生的民事债务由乙方承担。

(4) Civil debts of the Target Company arising from external borrowings and guarantees that are already incurred but not disclosed to Party A before delivery shall be assumed by Party B.

（五）目标公司在交割前不涉及拖欠职工工资及欠交社保费用之情形，也不存在职工安置问题。

(5) Before delivery, the Target Company has always paid employee salaries and social insurance expenses on schedule, without delay, and has not involved itself in workers resettlement problem.

（六）目标公司在交割前未收到工商、土地、税务等相关政府部门的行政处罚口头或书面通知。

(6) Before delivery, the Target Company has not received any oral or written administrative sanction from the industrial and commercial administration, land department, taxation authority and the like.

（七）乙方对目标公司交割之前发生的但未向甲方披露的债务承担连带清偿的责。

(7) Party B shall be jointly and severally liable for any debt of the Target Company that is already incurred but not disclosed to Party A before delivery.

第八条 或有债务的处理

Article 8 Disposal of Contingent Liabilities

完成交割后，若出现本协议第七条第四款、第五款所述债权人直接向目标公司主张债权的，甲方应通知乙方，不得自行或以目标公司名义支付。经乙方确认属实后，由乙方直接支付，若乙方怠于确认或确认后因未及时支付而由交割后的目标公司或甲方承担了支付义务的，甲方及交割后的公司有权向乙方追偿。

After the Delivery, should any creditor directly claim liability against the Target Company under provisions 7.4 and 7.5 hereof, Party A shall notify Party B and shall not make any payment by itself or in the name of the Target Company. If such liability is confirmed by Party B, Party B shall make direct payment; if Party B fails to confirm due to its negligence or cause the Target Company or Party A to assume such payment obligation, Party A and the Target Company shall have the right to request repayment by Party B.

第九条  违约责任

Article 9 Liabilities for breach of contract

（一）甲方未按合同约定支付股权转让价款，或违反本协议约定的其他义务或甲方所作的保证和承诺，乙方可选择本协议继续履行或解除本协议，并按股权转让总价款的10%向甲方收取违约金。

(1) If Party A fails to pay the equity transfer price as agreed in this Agreement, or breaches other obligations specified in this Agreement or the representations and warranties made by Party A, Party B may, at its own discretion, continue to perform or cancel this Agreement, and request penalties at 10% of the total equity transfer price from Party A.

（二）乙方未按合同约定履行目标公司交割义务，或违反本协议约定的其他义务或乙方所做的保证和承诺，甲方可选择本协议继续履行或解除本协议，并按股权转让总价款的10%向乙方收取违约金。

(2) If Party B fails to perform its Target Company Delivery obligation as agreed in this Agreement, or breaches other obligations specified in this Agreement or the representations and warranties made by Party B, Party A may, at its own discretion, continue to perform or cancel this Agreement, and request penalties at 10% of total equity transfer price from Party B.

第十条  合同的变更、解除和终止

Article 10 Agreement Change, Rescission and Termination

（一）甲乙双方经协商一致，可以变更、解除或终止本协议。

(1) Party A and Party B, upon mutual consultation, may change, rescind or terminate this Agreement.

（二）合同解除后，双方按照约定办理合同解除事宜，没有约定又不能协商一致的，按照法律规定办理。

(2) Upon rescission of this Agreement, the two parties shall deal with rescission-related matters pursuant to the provisions agreed, or subject to law in the absence of such provisions and the inability of the parties to reach an agreement through consultation.

第十一条  通知及文函送达

Article 11 Notification and Correspondence Delivery

（一）本协议一方向另一方发出的任何通知及其他书面文函，除双方当面交接外，均应按下列地址、联系方式以邮政速递（EMS）形式发送至对方：

(1) Except where the two parties have agreed upon in-person delivery, any notice and other written correspondence from one party to the other shall be delivered by EMS to the following address:

甲方：    Party A

地址：    Address

收件人：Recipient

电话：    Telephone         移动电话：Mobile Phone

乙 方： Party B

地址：    Address

收件人：Recipient

电话：    Telephone         移动电话：Mobile Phone

（二）如以邮政速递（EMS）形式递交通知及其他文函，则收件局收寄后的第3日为收件日期。

(2) Notices and other correspondence, if delivered by EMS, shall be deemed to have been received on the third day after being received by the post office.

（三）任何一方变更约定的联系方式和地址，均应书面通知对方。

(3) If either party needs to change its contact information and address stated herein, such party shall so notify the other party in a written manner.

第十二条  管辖及争议解决方式

Article 12 Jurisdiction and Dispute Settlement

（一）本协议及股权转让中的行为均适用中华人民共和国法律。

(1) This Agreement and acts in equity transfer shall be governed by the laws of the People’s Republic of China.

（二）双方因本协议的解释或履行发生争议的，首先应由双方协商解决；协商解决不成的，依法向合同签订地有管辖权的人民法院起诉，所发生的律师费、诉讼费等由败诉方承担。

(2) Any dispute arising from the interpretation or performance of this Agreement shall be settled through friendly consultation by the two parties; if no agreement can be reached through consultation, either party may file a lawsuit in the people’s court of jurisdiction of the signing place of this Agreement, and retaining fees, legal fees and other expenses that may incur shall be assumed by the losing party.

第十三条  合同生效及其他

Article 13 Effectiveness and Others

（一）本协议经甲乙双方盖章后生效。

(1) This Agreement shall take effect upon signature and stamp by both parties.

（二）本协议一式六份，甲乙双方各执三份，每份具有同等法律效力。

(2) This Agreement has six originals, three for each party, and each of the six copies shall have the same legal effect:

甲方：	乙方：

Party A	Party B